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                                                                 EXHIBIT 10(KKK)



                  ASSIGNMENT AND ASSUMPTION OF CONTRACT RIGHTS



     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT RIGHTS (this "Agreement") is made and entered into as of the 8th day of July, 1998, by and between OVERSEAS
                                           -----
PARTNERS CAPITAL CORP., a Delaware corporation (hereinafter referred to as "Assignor"), and OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company whose sole member is OVERSEAS PARTNERS (MADISON PLAZA), Inc., a Delaware corporation (said limited liability company is hereinafter referred to as "Assignee").



                                  WITNESSETH:

     WHEREAS, prior to the date hereof, Assignor entered into that certain Purchase and Sale Agreement, dated as of June 30, 1998 (the "Contract") between MADISON PLAZA VENTURE, an Illinois general partnership, as Seller, and Assignor, as Purchaser, for the purchase and sale of that certain improved real property commonly known as "Madison Plaza," located at 200 West Madison Street, Chicago, Illinois (according to the street numbering system currently in use in the City of Chicago, Illinois) and more particularly described on EXHIBIT "A" attached hereto and made a part hereof (the "Property"); and

     WHEREAS, Assignor wishes to assign all of its right, title and interest as "Purchaser" (as defined in the Contract) in the Contract to Assignee, and Assign wishes to accept such assignment and to assume the obligations of Assignor under the Contract;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

     1. Assignor hereby transfers, grants, conveys and assigns to Assignee all of Assignor's right, title, interest, and benefit in, to and under the Contract, including, without limitation, all right, title and interest of Assignor in and to the "Earnest Money," as defined in and held by Commonwealth Land Title Insurance Company pursuant to the terms of the Contract.

     2. Assignee hereby assumes and agrees to perform all obligations, duties and liabilities of the "Purchaser" pursuant to or arising out of the Contract, including, but not limited to, payment of the "Purchase Price" (as defined in the Contract) and any and all fees and charges due from Assignor thereunder. Assignee agrees to pay and/or reimburse Assignor for all costs and expenses incurred or paid by Assignor under, pursuant to or arising out of the Contract.

     3. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective legal representatives, successors and assigns.



[Signatures Continue on Next Page]
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     IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be executed under seal by their respective duly authorized representatives as of the date first above written.






ASSIGNOR:

OVERSEAS PARTNERS CAPITAL CORP.,
a Delaware corporation

By: /s/ Bruce M. Barone
  Name:  Bruce M. Barone
  Its:    President, CEO



(CORPORATE SEAL)


ASSIGNEE:

OVERSEAS PARTNERS (MADISON PLAZA) LLC,
an Illinois limited liability company



By:  OVERSEAS PARTNERS (MADISON PLAZA), INC.,
     a Delaware corporation, its sole member

     By:  /s/ Bruce M. Barone
     Name:   Bruce M. Barone
     Its:    President, CEO

(CORPORATE SEAL)

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                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

                                 MADISON PLAZA

The East half of Lot 6 and all of Lots 7 and 8 (all taken as a tract), excepting from said tract that part taken for widening of Madison Street, in Block 54 in Original Town of Chicago, in Section 9, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.



          Containing 36,577 square feet (0.8397 acres) of land, more or less.

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